Exhibit g(1)(B)

June 25, 2026

State Street Bank and Trust Company

Channel Center

One Iron Street

Boston, Massachusetts 02210

Attention: Mark Branigan

Re: Appendix A to Master Custodian Agreement dated September 10, 2008 for JH Funds, JH Funds III, JH ETF, JH MABL, JH CQS ABS, JH CQS MAC and MPC+ (the “Agreement”)

Dear Mark:

Please be advised that John Hancock Exchange-Traded Fund Trust (the “Trust”) has established one (1) new series of shares to be known as:

John Hancock Large Cap Opportunities ETF

(the “Fund”)

In accordance with the Master Custodian Agreement dated as of September 10, 2008 (the “Agreement”) by and among each management investment company identified on Appendix A thereto and State Street Bank and Trust Company, the Fund hereby requests that State Street Bank and Trust Company act as Custodian for the Fund. In addition to the foregoing, Appendix A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto.

Kindly indicate your acceptance of the foregoing by executing this letter agreement, returning a copy to John Hancock Funds, John Hancock Funds III, John Hancock Exchange-Traded Fund Trust, John Hancock Marathon Asset-Based Lending Fund, John Hancock CQS Asset Backed Securities Fund, John Hancock CQS Multi Asset Credit Fund and Manulife Private Credit Plus Fund.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Sincerely,

JOHN HANCOCK FUNDS

JOHN HANCOCK FUNDS III

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

JOHN HANCOCK CQS ASSET BACKED SECURITIES FUND

JOHN HANCOCK CQS MULTI ASSET CREDIT FUND

MANULIFE PRIVATE CREDIT PLUS FUND

By:	/s/ Fernando Silva
Name	Fernando Silva
Title:	Chief Financial Officer

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Mark Branigan
Name	Mark Branigan
Title:	Vice President

Attachment

2

Appendix A

to the

MASTER CUSTODIAN AGREEMENT

dated September 10, 2008

Between

John Hancock Funds and

State Street Bank and Trust Company

Amended as of:

June 25, 2026

Fund No.	Trusts and Funds of John Hancock Funds:	Adviser: John Hancock Investment Management LLC. Subadvisor for Fund:

OPEN-END FUNDS:

JOHN HANCOCK BOND TRUST

2X05	John Hancock High Yield Fund	Manulife Investment Management (US) LLC

2X06	John Hancock Investment Grade Bond Fund	Manulife Investment Management (US) LLC

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

2X08	John Hancock California Municipal Bond Fund	Manulife Investment Management (US) LLC

JOHN HANCOCK CAPITAL SERIES

2X32	John Hancock Classic Value Fund	Pzena Investment Management, LLC

2X26	John Hancock U.S. Global Leaders Growth Fund	Sustainable Growth Advisers, LP

JOHN HANCOCK COLLATERAL TRUST

2X45	John Hancock Collateral Trust	Manulife Investment Management (US) LLC

JOHN HANCOCK CURRENT INTEREST

2X25	John Hancock Money Market Fund	Manulife Investment Management (US) LLC

JOHN HANCOCK FUNDS III

2CK7	John Hancock Disciplined Value Fund	Boston Partners Global Investors, Inc.

2Y56	John Hancock Disciplined Value Mid Cap Fund	Boston Partners Global Investors, Inc.

2Y77	John Hancock U.S. Growth Fund	Wellington Management Company LLP

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

2DHY	John Hancock Core Bond ETF	Manulife Investment Management (US) LLC

2DHZ	John Hancock Core Plus Bond ETF	Manulife Investment Management (US) LLC

2CAW	John Hancock Corporate Bond ETF	Manulife Investment Management (US) LLC

2Y7D	John Hancock Disciplined Value International Select ETF	Boston Partners Global Investors, Inc.

2DIU	John Hancock Disciplined Value Select ETF	Boston Partners Global Investors, Inc.

A-1

2CHS	John Hancock Dynamic Municipal Bond ETF	Manulife Investment Management (US) LLC

2CHU	John Hancock Fundamental All Cap Core ETF	Manulife Investment Management (US) LLC

2ZCP	John Hancock Global Senior Loan ETF	CQS (US), LLC

2DN9	John Hancock Hedged Equity ETF	CQS (US), LLC

2Y7E	John Hancock High Yield ETF	Marathon Asset Management LP

2FAR	John Hancock International High Dividend ETF	Manulife Investment Management (US) LLC

2XLM	John Hancock Large Cap Opportunities ETF	Manulife Investment Management (US) LLC

2CA1	John Hancock Mortgage-Backed Securities ETF	Manulife Investment Management (US) LLC

2Y7X	John Hancock Multifactor Developed International ETF	Dimensional Fund Advisors LP

2Y7Z	John Hancock Multifactor Emerging Markets ETF	Dimensional Fund Advisors LP

2Y7L	John Hancock Multifactor Large Cap ETF	Dimensional Fund Advisors LP

2Y7Q	John Hancock Multifactor Mid Cap ETF	Dimensional Fund Advisors LP

2Y7Y	John Hancock Multifactor Small Cap ETF	Dimensional Fund Advisors LP

2CA0	John Hancock Preferred Income ETF	Manulife Investment Management (US) LLC

2CCX	John Hancock U.S. High Dividend ETF	Manulife Investment Management (US) LLC

JOHN HANCOCK INVESTMENT TRUST

2CAY	John Hancock Fundamental Equity Income Fund	Manulife Investment Management (US) LLC

2CHW	John Hancock Global Climate Action Fund	Manulife Investment Management (US) LLC

2X63	John Hancock Infrastructure Fund	Wellington Management Company LLP

2C9L	John Hancock Mid Cap Growth Fund	Wellington Management Company LLP

2X64	John Hancock Small Cap Core Fund	Manulife Investment Management (US) LLC

JOHN HANCOCK INVESTMENT TRUST II

2X13	John Hancock Financial Industries Fund	Manulife Investment Management (US) LLC

2X14	John Hancock Regional Bank Fund	Manulife Investment Management (US) LLC

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

2X09	John Hancock High Yield Municipal Bond Fund	Manulife Investment Management (US) LLC

2X1G	John Hancock Short Duration Municipal Opportunities Fund	Manulife Investment Management (US) LLC

2X11	John Hancock Municipal Opportunities Fund	Manulife Investment Management (US) LLC

JOHN HANCOCK SOVEREIGN BOND FUND

2X03	John Hancock Bond Fund	Manulife Investment Management (US) LLC

A-2

JOHN HANCOCK STRATEGIC SERIES

2X07	John Hancock Income Fund	Manulife Investment Management (US) LLC

2CHV	John Hancock Managed Account Shares Bond Completion Portfolio	Manulife Investment Management (US) LLC

2X0A	John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio	Manulife Investment Management (US) LLC

2X0B	John Hancock Managed Account Shares Securitized Debt Portfolio	Manulife Investment Management (US) LLC

2X0D	John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Manulife Investment Management (US) LLC

2XA9	John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	Manulife Investment Management (US) LLC

JOHN HANCOCK CLOSED END FUNDS:

2Y61	John Hancock Diversified Income Fund	Wellington Management Company LLP

2X21	John Hancock Financial Opportunities Fund	Manulife Investment Management (US) LLC

2X17	John Hancock Income Securities Trust	Manulife Investment Management (US) LLC

2X18	John Hancock Investors Trust	Manulife Investment Management (US) LLC

2X27	John Hancock Preferred Income Fund	Manulife Investment Management (US) LLC

2X28	John Hancock Preferred Income Fund II	Manulife Investment Management (US) LLC

2X30	John Hancock Preferred Income Fund III	Manulife Investment Management (US) LLC

2X23	John Hancock Premium Dividend Fund	Manulife Investment Management (US) LLC

2XZK	John Hancock Tax-Advantaged Dividend Income Fund	Manulife Investment Management (US) LLC

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

JHAC	John Hancock Marathon Asset-Based Lending Fund	Marathon Asset Management LP

JOHN HANCOCK CQS ASSET BACKED SECURITIES FUND

2XPK	John Hancock CQS Asset Backed Securities Fund	CQS (US) LLC

JOHN HANCOCK CQS MULTI ASSET CREDIT FUND

2YCK	John Hancock CQS Multi Asset Credit Fund	CQS (US) LLC

MANULIFE PRIVATE CREDIT PLUS FUND

JHNC	Manulife Private Credit Plus Fund	Manulife Investment Management (US) LLC

A-3